SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 23, 2000
                        (Date of Earliest Event Reported)


                        ONTRACK DATA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


   MINNESOTA                       0-21375                       41-1521650
(State or other                  (Commission                  (I.R.S.  Employer
 jurisdiction                     File Number)               Identification No.)
of Incorporation)


                               9023 COLUMBINE ROAD
                             EDEN PRAIRIE, MN 55347
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (612) 937-1107

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ITEM 5.  OTHER EVENTS.

            On January 23, 2000, ONTRACK Data International, Inc. ("Ontrack"), Legato Systems, Inc. ("Legato") and Lasso Acquisition Corp. ("Lasso"), a wholly-owned subsidiary of Legato, entered into a Mutual Termination Agreement which terminated the Agreement and Plan of Reorganization (the "Agreement"), dated November 18, 1999, between Ontrack, Legato and Lasso. The Agreement had contemplated a merger of Ontrack with Lasso whereby Ontrack would have become a wholly-owned subsidiary of Legato.

            Ontrack also canceled the Special Meeting of Shareholders of Ontrack scheduled for January 31, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99      Press release of Ontrack, dated January 24, 2000.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ONTRACK DATA INTERNATIONAL, INC.



January 27, 2000                        By    /s/ Michael W. Rogers
                                          --------------------------------------
                                        Michael W. Rogers
                                        Chief Executive Officer